Exhibit 99.1

Burke & Herbert Financial Services Corp. Prices $100.0 Million Subordinated Notes Offering

For Immediate Release

September 28, 2026

ALEXANDRIA, Va., Sept. 28, 2026 (GLOBE NEWSWIRE) -- Burke & Herbert Financial Services Corp. (the “Company”) (Nasdaq: BHRB), the holding company for Burke & Herbert Bank & Trust Company (the “Bank”), today announced the pricing of its public offering of $100.0 million aggregate principal amount of its 7.00% Fixed-to-Floating Rate Subordinated Notes due 2036 (the “Notes”). The price to the public for the Notes is 100% of the principal amount of the Notes. The Notes will mature on October 1, 2036. Interest on the Notes initially will accrue at a rate equal to 7.00% per annum from and including September 30, 2026 to, but excluding, October 1, 2031, payable semiannually in arrears. From and including October 1, 2031 to, but excluding, October 1, 2036, or the earlier redemption date, interest will accrue at a floating rate per annum equal to the Three-Month Term SOFR, or other applicable Benchmark rate (as defined in the Notes), plus a spread of 222 basis points, payable quarterly in arrears. The Notes are intended to qualify as Tier 2 capital for regulatory purposes.

The offering is expected to close on September 30, 2026, subject to the satisfaction of customary closing conditions.

Beginning with the interest payment date of October 1, 2031 and on any interest payment date thereafter, the Company may, at its option, redeem the Notes, in whole or in part, at a redemption price equal to 100.00% of par, plus accrued and unpaid interest to but excluding the date of redemption. The Company may also redeem the Notes, in whole but not in part, at any time, including prior to October 1, 2031, upon the occurrence of certain specified events.

Keefe, Bruyette & Woods, A Stifel Company, acted as the sole book-running manager for the Notes offering.

The Company intends to use the net proceeds from this offering, plus cash on hand: (i) to repay $4.5 million aggregate principal amount of its outstanding 6.875% Subordinated Note, which matures on April 1, 2028 (the “2028 Note”); $18.1 million aggregate principal amount of its outstanding 6.00% Fixed-to-Floating Rate Subordinated Notes, which currently bear interest at the Three-Month Term SOFR plus 590 basis points and mature on July 1, 2030 (the “July 2030 Notes”); and $20.0 million aggregate principal amount of its outstanding 5.00% Fixed-to-Floating Rate Subordinated Notes, which currently bear interest at the Three-Month Term SOFR plus 475 basis points and mature on October 1, 2030 plus, in each case, accrued and unpaid interest; (ii) to potentially repay all or part of its outstanding $75.0 million aggregate principal amount of 3.25% Fixed-to-Floating Rate Subordinated Notes, which currently bear interest at the fixed rate of 3.25% per year and mature on December 1, 2031, plus accrued and unpaid interest; (iii) to potentially redeem all or part of its outstanding $15.0 million aggregate liquidation preference of 2021 Preferred Stock, which has dividends payable in arrears, when, as and if authorized and declared by the board of directors of the Company out of legally available funds, on a non-cumulative basis at the $10,000 per share purchase price, at an annual rate equal to 6.00%; and (iv) for general corporate purposes, including providing capital to the Bank to support its growth. A conditional notice of redemption was delivered to the holders of the Company’s July 2030 Notes with respect to the redemption of all of the outstanding principal amount of such notes. The redemption of the Company’s July 2030 Notes is contingent on this offering of the Notes and the amount of proceeds resulting from this offering. A notice of prepayment was delivered to the holder of the 2028 Note but is not contingent on this offering of the Notes.

The offering of the Notes is being made by means of a prospectus supplement and an accompanying base prospectus. The Company previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement (File No. 333-283261) and has filed a preliminary prospectus supplement to the base prospectus contained in the registration statement for the Notes to which this communication relates. The Company will file a final prospectus supplement relating to the Notes. Prospective investors should read the base prospectus contained in the registration statement, the preliminary prospectus supplement, the final prospectus supplement and the other documents the Company has filed or will file with the SEC for more complete information about the Company and the Notes offering.

Copies of these documents, when available, can be obtained for free by visiting EDGAR on the SEC’s website at www.sec.gov, or by contacting Keefe, Bruyette & Woods, Inc., toll-free at (800) 966-1559 or by emailing USCapitalMarkets@kbw.com.

No Offer or Sale

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the registration statement, the base prospectus contained in the registration statement, the preliminary prospectus supplement or the final prospectus supplement relating thereto.

About Burke & Herbert

Burke & Herbert Financial Services Corp. is the financial holding company for Burke & Herbert Bank & Trust Company. Burke & Herbert Bank & Trust Company is the oldest continuously operating bank under its original name headquartered in the greater Washington, D.C. metropolitan area. With over 100 branches across Delaware, Kentucky, Maryland, Pennsylvania, Virginia, and West Virginia, Burke & Herbert Bank & Trust Company offers a full range of business and personal financial solutions designed to meet customers’ banking, borrowing, and investment needs. Learn more at investor.burkeandherbertbank.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to (or based on) the beliefs, goals, intentions, and expectations of Burke & Herbert. Forward–looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “will,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; Burke & Herbert does not assume any duty, and does not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Burke & Herbert. Such statements are based upon the current beliefs and expectations of the management of Burke & Herbert and are subject to significant risks and uncertainties outside of its control. Caution should be exercised against placing undue reliance on forward-looking statements.

Potential risks and uncertainties include, but are not limited to, the Company’s ability to complete the offering and to deploy the net proceeds of the offering as the Company currently expects. The Company cautions readers that the foregoing list of factors is not exclusive, is not necessarily in order of importance and readers should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company does not intend to and, except as required by applicable law, disclaims any obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, unless required to do so under applicable securities laws.

Media Contact: Investor Relations 703-666-3555 bhfsir@burkeandherbertbank.com